Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1

TO

REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of June 30, 2011 (this “Amendment”) is entered into among MARATHON PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), and amends the Revolving Credit Agreement, dated as of March 11, 2011 (the “Credit Agreement”), among the Borrower, the Lenders and the Administrative Agent. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to the Credit Agreement;

WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement; and

WHEREAS, in accordance with Section 9.02(b) of the Credit Agreement, the Administrative Agent and the Lenders party hereto constituting the Required Lenders agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a) Amendments to Section 1.01 (Defined Terms). Section 1.01 is hereby amended by deleting the definition of “Securitization Indebtedness” in its entirety and replacing it as follows as follows:

“Securitization Indebtedness” means any Indebtedness of a Securitization Subsidiary under any Securitization Transaction.

(b) Amendments to Section 6.01 (Indebtedness).

(i) Section 6.01(a) is hereby deleted in its entirety and is replaced as follows:

(c) Securitization Indebtedness; provided, that the aggregate principal amount thereof owing to a Person that is not the Borrower or a Subsidiary of the Borrower shall not exceed $1,000,000,000 at any one time outstanding;

(ii) Section 6.01(c) is hereby deleted in its entirety and is replaced as follows:

(c) Indebtedness of any Non-Guarantor Subsidiary owing to the Borrower, to any Guarantor or to any other Non-Guarantor Subsidiary;

(iii) Section 6.01(d) is hereby deleted in its entirety and is replaced as follows:

(d) Guarantees by any Non-Guarantor Subsidiary of Indebtedness of the Borrower, any Guarantor or any other Non-Guarantor Subsidiary;

(c) Amendment to Section 6.02 (Liens). Section 6.02(a)(vii) is hereby deleted in its entirety and is replaced as follows:

(vii) Liens securing Indebtedness or other obligations of the Borrower or any Subsidiary in favor of any Loan Party or any Non-Guarantor Subsidiary;

(d) Amendment to Section 6.03 (Fundamental Changes). Section 6.03 is hereby amended by deleting the word “and” that is immediately before clause (e) thereof and by inserting the following at the end of Section 6.03 immediately prior to the period:

; and (f) any Securitization Subsidiary may sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets pursuant to a Securitization Transaction

(e) Amendment to Section 6.05 (Restrictive Agreements). Section 6.05 is hereby amended by inserting the following at the end thereof immediately prior to the period:

and (g) prohibitions, restrictions and conditions with respect to any Securitization Subsidiary contained in, or existing by reason of, any agreement or instrument relating to any Securitization Transaction

(f) Amendments to Schedules: The Schedules to the Credit Agreement are hereby amended by (i) amending and restating Schedule 3.06 in its entirety in the form of Exhibit A attached hereto, (ii) amending and restating Schedule 3.12 in its entirety in the form of Exhibit B attached hereto and (iii) amending and restating Schedule 6.04 in its entirety in the form of Exhibit C attached hereto.

SECTION 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective on the date on which each of the following conditions is satisfied or waived in accordance with Section 9.02(b) of the Credit Agreement (the “Amendment No. 1 Effective Date”):

(a) The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date (unless otherwise provided below or agreed by the Administrative Agent):

(i) a counterpart of this Amendment, duly executed by the Borrower and Lenders constituting Required Lenders; and

(ii) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Baker Botts L.L.P., counsel for the Borrower, reasonably satisfactory to the Administrative Agent and covering such matters relating to this Amendment as the Required Lenders may reasonably request (which, for the avoidance of doubt, may be combined with the opinion delivered pursuant to Section 4.01(b) of the Credit Agreement).

(b) On or before the Amendment No. 1 Effective Date, the Administrative Agent and the Lenders shall have received all fees required to be paid, and all reasonable out-of pocket expenses required to be paid for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one Business Day prior to the Amendment No. 1 Effective Date.

SECTION 3. Representations and Warranties

The Borrower hereby represents and warrants to the Lenders, as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Amendment No. 1 Effective Date, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment; and

(c) At the time of and immediately after giving effect to Amendment No. 1, no Default shall have occurred and be continuing.

SECTION 4. Costs and Expenses

The Borrower shall pay in accordance with, and to the extent required by, the terms of Section 9.03(a) of the Credit Agreement all reasonable and documented costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and reasonable and documented out of pocket expenses of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent) in connection with the preparation, reproduction, execution and delivery of this Amendment.

SECTION 5. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. As of the Amendment No. 1 Effective Date, each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended, as applicable, to reflect the changes made pursuant to this Amendment.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

SECTION 6. Execution in Counterparts

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law

This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 8. Headings

Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 10. Severability

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11. Successors

The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit).

SECTION 12. Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

MARATHON PETROLEUM CORPORATION

By:	/s/ Gary Heminger
Name: Gary Heminger Title: President and Chief Executive Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Bank and as Lender

By:	/s/ Marshall Trenckmann
Name: Marshall Trenckmann Title: Vice President

Morgan Stanley Bank, N.A., as Lender

By:	/s/ Subhalakshmi Ghosh-Kholi
Name: Subhalakshmi Ghosh-Kholi Title: Authorized Signatory

BANK OF AMERICA, N.A.., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig Title: Managing Director

Citibank, N.A.., as Lender

By:	/s/ John Miller
Name: John Miller Title: Vice President

The Royal Bank of Scotland plc, as Lender

By:	/s/ Steve Ray
Name: Steve Ray Title: Director

BNP Paribas, as Lender

By:	/s/ Larry Robinson
Name: Larry Robinson Title: Director

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Philippe Sandmeier
Name: Philippe Sandmeier Title: Managing Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza Title: Vice President

DnB NOR Bank ASA, as Lender

By:	/s/ Stian Lovseth
Name: Stian Lovseth Title: Vice President

DnB NOR Bank ASA, as Lender

By:	/s/ Stian Lovseth
Name: Cathleen Buckley Title: Senior Vice President

Fifth Third Bank, as Lender

By:	/s/ Christopher C. Motley
Name: Christopher C. Motley Title: Senior Vice President

PNC Bank, National Association, as Lender

By:	/s/ Thomas E. Redmond
Name: Thomas E. Redmond Title: Senior Vice President

SOCIETE GENERALE, as Lender

By:	/s/ Scott Mackey
Name: Scott Mackey Title: Director

US Bank, National Association, as Lender

By:	/s/ John Prigge
Name: John Prigge Title: Vice President

Comerica Bank, as Lender

By:	/s/ Joey Powell
Name: Joey Powell Title: Vice President

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Michael Kingsley
Name: Michael Kingsley Title: Senior Vice President

RIYAD BANK, HOUSTON AGENCY, as Lender

By:	/s/ William B. Shepard
Name: William B. Shepard Title: General Manager

By:	/s/ Paul N. Travis
Name: Paul N. Travis Title: Vice President and Head of Corporate Finance

The Bank of New York Mellon, as Lender

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani Title: Vice President

Exhibit A

SCHEDULE 3.06

DISCLOSED MATTERS

1.	Existing actions, suits or proceedings not involving the Agreement or the Transactions to the extent described in the section of the Registration Statement (as such section has been amended by the amendment to the Registration Statement filed May 26, 2011) captioned “Business - Legal Proceedings”.

2.	Existing or potential Environmental Liabilities to the extent described in the section of the Registration Statement (as such section has been amended by the amendment to the Registration Statement filed May 26, 2011) captioned “Business - Legal Proceedings - Environmental Proceedings”.

Exhibit B

SCHEDULE 3.12

SUBSIDIARIES

I.	Subsidiaries of the Borrower and Jurisdictions of Organization

SUBSIDIARY	JURISDICTION
Bonded Oil Company	Delaware
Buckeye Assurance Corporation	Delaware
Catlettsburg Refining, LLC	Delaware
Green Bay Terminal Corporation	Wisconsin
Hardin Assurance Ltd.	Bermuda
Mannheim Terminal and Warehousing Service Company	Illinois
Marathon Canada Marketing, Ltd.	Delaware
Marathon Carbon Management LLC	Delaware
Marathon Domestic LLC	Delaware
Marathon Petroleum Company Canada, Ltd.	Alberta
Marathon Petroleum Company LP	Delaware
Marathon Petroleum Service Company	Delaware
Marathon Petroleum Supply LLC	Delaware
Marathon Petroleum Trading Canada LLC	Delaware
Marathon Pipe Line Company	Nevada
Marathon Pipe Line LLC	Delaware
Marathon PrePaid Card LLC	Ohio
Marathon Renewable Fuels Corp.	Delaware
Marathon Renewable Fuels LLC	Delaware
Marathon Renewable Supply LLC	Delaware
Mid-Valley Supply LLC	Delaware
MPC Investment Fund, Inc.	Delaware
MPC Investment LLC	Delaware
MPC Trade Receivables Company LLC	Delaware
MPL Investment LLC	Delaware
Muskegon Pipeline LLC	Delaware
NEC Ethanol LLC	Delaware
Niles Properties LLC	Delaware
Ohio River Pipe Line LLC	Delaware
Omni Logistics LLC	Delaware
Speedway Beverage LLC	Delaware
Speedway LLC	Delaware
Speedway Petroleum Corporation	Delaware
Speedway Prepaid Card LLC	Ohio
Speedway.com LLC	Delaware
Starvin Marvin, Inc.	Delaware
SuperAmerica Beverage LLC	Delaware
SuperMom’s LLC	Delaware

II.	Description of any outstanding options, warrants, rights of conversion or purchase of similar rights: None.

Exhibit C

SCHEDULE 6.04

TRANSACTIONS WITH AFFILIATES

Existing related party transactions with MRO and its subsidiaries to the extent described in the combined financial statements included in the Registration Statement (as such combined financial statements have been amended by the amendment to the Registration Statement filed May 26, 2011).